

innovus pharma

A Leader in the OTC/Consumer Care Men's and Women's Health & Respiratory Diseases

OTCQB: INNV

Corporate Presentation

March 14, 2016

Safe-Harbor Statement

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc.'s (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.

Innovus Pharma

- Based in San Diego, Innovus Pharma is a commercial stage revenue generating emerging leader in OTC/Consumer care products in men's and women's health and respiratory diseases

- We generate revenues from thirteen commercial products on a worldwide basis

- We grow by acquiring or in-license high value, revenue generating assets

Innovus Pharma Commercial Portfolio

Men Health Franchise

Product	Indication	Countries Marketed
EjectDelay®	Premature Ejaculation	US, Canada
Sensum+®	Increase in Penile Sensitivity	US, UK, Morocco
Vesele®	Increase in sexual and cognitive health	US, UK
BTH® Testosterone Booster	Testosterone enhancement	US
BTH® Human Growth Agent	Growth	US

Women's Health Franchise

Product	Indication	Countries Marketed
Zestra®	Female Desire & Arousal	US, UK, Canada, Morocco, UAE
Zestra Glide®	Water Based Lubricant	US, Canada, MENA
Vesele®	Increase in sexual and cognitive health	US, UK

Innovus Pharma Commercial Portfolio

Vitality Franchise


Vision
Vision Formula
GREEN COFFEE
GCBE
Blood Pressure
Weight Loss Management
RASPBERRY
KETONE
Colon Cleanse
Digestive System
BEYOND HUMAN
BLOOD SUGAR
SUPPORT
Diabetes

Innovus Pharma Target Markets

Markets Targeted

> $3B



Zestra Essential Arousal Oils
Zestra Glide
EJECTDELAY
Sensum+
Vesele
Androferti
BEYOND HUMAN
TESTOSTERONE BOOSTER

Female Sexual Dysfunction

$1B

Premature Ejaculation Reduced Penile Sensitivity

$1B

Allergic Rhinitis

$1B

innovus pharma

Strong Retail Presence in the US

US Retailers such as:

Walmart, meijer, Kroger, TARGET, drugstore.com, FredMeyer, sears #SpringItOn, Pathmark, C&S Wholesale Grocers, kmart #EasterHuntThis, SWANSON Health Products, ABC DRUGS, Big Y

Distributors:

CardinalHealth, McKESSON, Drug Emporium, KeHE, H D SMITH, Tree of Life A KeHE COMPANY

Commercialization Overview

> 500M Sales Milestones Signed


ORIMED
PHARMA
innovus pharma
DanaLife ApS
EUROP
tramorgan
OZ biogenics
Towards Healthier Future
سوطيما
Sothema
ELIS
PHARMACEUTICALS
vation Pharm
AFRIC
tabuk
تبوك
BroadMed
SOUTH
AMERICA
AUST

60 Countries

10 Partners

Management & Board of Directors

Proven & Experienced Team from Leading Publically Traded Life Sciences Companies

Management Team

Bassam Damaj, Ph.D.
President & CEO, Director

Reuven Rubinson CPA
EVP Finance

Randy Berholtz, Esq.
Acting General Counsel & Secretary

Board of Directors & Advisory Board

Henry Esber, Ph.D.
Chairman of Board

Ziad Mirza, MD
Director

Vivian Liu
Director

Robert Hoffman CPA
Advisory Board

* Pharmacopeia | LIGAND | genzyme A SANOFI COMPANY | Pfizer | Genentech | Mitsubishi Tanabe Pharma | Arena | APRICUS BIO

*Management Team, Board and Advisory Board Past or Present Affiliations. All Trademarks are owned by their respective companies

INNV 2015-H1 2016 Accomplishments

- *Grew Pipeline to 13 Commercialized Products and 3 Pipeline Products*
  - ***Commercial***: Zestra®, EjectDelay® , Sensum+®,Zestra Glide®, Vesele®, Androferti®, BTH® Testosterone, BTH® HGA, BTH® Vision, BTH® Blood Sugar, BTH® GCBE, BTH® Colon Cleans, BTH® Ketones.
  - ***Pipeline:*** (Fluticare™ OTC (Fluticasone propionate NS), Androvit® and Urocis® XR

- *Acquisition of Beyond Human Franchise*
  - Product sold over $1.3 M in 2013 and over $2.2 M in 2014.
  - Completed acquisition in March 2016

- *Signed Eight Commercial Partnerships*
  - Eight commercial partnerships signed with over $5000M in sales milestones plus royalties in 60 countries

- *Strengthened our Financials*
  - Raised close to $2.5M
  - Repaid all outstanding and due debt

Why Invest in INNV ?

Well Positioned for Rapid Growth with > $500M in sales Milestones Signed

2016: Cash Flow Positive
20:17: Profitability

innovus pharma

Strong Commercial Revenue Generating Product Pipelines

Experienced and Proven Management Team

Strong Intellectual Property and Clinical Data

Financial Snapshot
OTCQB: INNV

Cash on-hand provides sufficient capital to support the current operating plan through Q1 2017

~46.2 M†	61.5 M†	~2.5 M††
Shares Outstanding	**Shares Fully- Diluted**	**Market Cap**

~$0.8 M	$3-5 M
Projected 2015	**Projected 2016**

† as of Sept 30 2015

†† as of Feb 2015

FlutiCare™

Fluticasone Propionate Nasal Spray for the Management of the nasal symptoms of seasonal and perennial allergic and non-allergic <u>rhinitis</u>


DESIGN 2


COUNTER DISPLAY
FlutiCare


A. BASE GRAPHIC FRONTAL VIEW
FlutiCare


30" PDQ
NEW!
FlutiCare
NASAL ALLERGY RELIEVER
FULL PRESCRIPTION STRENGTH NASAL ALLERGY RELIEF
WITHOUT A PRESCRIPTION


SKINNY TOWER


ORIGINAL PRESCRIPTION STRENGTH
FlutiCare
Fluticasone Propionate
Nasal Spray, USP, 50 mcg
NASAL ALLERGY
SYMPTOM RELIEVER
24 HR
RELIEF OF:
Nasal Congestion
Runny Nose
Sneezing
Itchy Nose
120 SPRAYS
FlutiCare

FlutiCare™

FlutiCare™ contains the Nasal Steroid Active that is Physician Recommended and Consumer Preferred

- #1 form used by patients[1]
- #1 nasal steroid active prescribed by physicians[1]
- Familiar to patients, comfort of a known & trusted medicine
- Engrained in patients' allergy management
- Effective and safe



NEW!
FlutiCare
Fluticasone Propionate, USP, 50 mcg
NON DROWSY
NASAL ALLERGY RELIEVER
FULL PRESCRIPTION STRENGTH
FOR RELIEF OF:
Nasal Congestion
Sneezing
Runny Nose
Itchy Nose
DUE TO NASAL ALLERGIES
FlutiCare
120 METERED SPRAYS
120 METERED SPRAYS
NET WEIGHT 16g

[1]Data for nasal steroids since 2007

FlutiCare™



>177 million units of FlutiCare™ product form dispensed since 2007


>177M
2M



Only 2 million Flonase units dispensed since 2007

- FlutiCare™ product form firmly fixed in consumer minds
- Leverage recognition of FlutiCare™ product form on branded offering as a means of driving purchase intent
- Expect to retain 15% of current prescription once OTC switch takes place

FlutiCare™ Launch




NEW!
FlutiCare
NASAL ALLERGY RELIEVER

Q4/2014	1/2015	Q2-16	Q4-16/Q1-17
Filing for OTC ANDA	ANDA Accepted for Review	Anticipated approval of New ANDA	FlutiCare™ Currently Expected Launch

FlutiCare™ Commercial- US Plan the

Innovus Pharma's established as vendor of record

- Tier 1-85% of Allergy Category Sales

- Tier 2 - 15% of Allergy Category Sales


CLINICALLY PROVEN
Zestra
Zestra

A Clinically Active and Proven Product to Enhance Female Sexual Desire/Arousal & Satisfaction in Women

innovus pharma

A Commercial High Value Asset

- Zestra® is the only clinically-proven **COMMERCIALLY SOLD** consumer care product with statistically significant clinical efficacy in women with FSI/AD, a disorder estimated to affect 10 million women
- Over **12.5 MILLION DOSES** of Zestra® have been sold so far in multiple countries.
- Zestra® is **WOMEN APPROVED:** 92% of users said that they would recommend to a friend and 78% said they would use it again
- **EXCELLENT SAFETY PROFILE**: 2 in 1 million reported minor adverse events from over 12.5 million doses sold since launch
- **PATENT PROTECTED**: Strong patents until 2021

Zestra® Caters to a Large & Unmet Medical Market

Zestra® is a leading OTC brand franchise — for improved female arousal desire & sexual satisfaction



LARGE MARKET

- ✓ **43% of women have sexual difficulties** (vs. 31% of men – ED = $6 billion market)
- ✓ **72% of sexually active women desire improved satisfaction**



NO APPROVED SOLUTIONS

- ✓ **No approved Rx solution in US**

* Laumann, E.O. et al. Sexual Dysfunction in the United States: Prevalence and Predictors. JAMA, Feb. 10, 1999. vol. 281, No. 6.537-542
** deKadt Zestra quantitative Consumer Study, October 2009

Two Placebo Controlled Double Blind US Clinical Trials in 276 Women

- **Clinical Efficacy-Primary Endpoints:**
  - FSFI scores
  - FSEP scores as recorded in a diary
- **Clinical Efficacy-Secondary Endpoints:**
  - Treatment satisfaction questionnaire (WITS)
  - Consumer testing survey (ZCTS)
  - Two GAQs
    - Q1: If Sexual Satisfaction improved
    - Q2: If Number of successful encounters increased
  - FSDS, BDI and DAS
  - Sexual encounter frequency
  - Dropout rates
- **Safety:** Monitoring adverse events (AEs)

Zestra® Clinical Efficacy: Primary Endpoint Female Sexual Function Index (FSFI)



Desire
Arousal
Improvement (% Patients)
100
90
80
70
60
50
40
30
20
10
0
Placebo
Zestra
p=0.0322
p=0.0117

Zestra® Induced a statistically significant increase in Desire and Arousal in women using the product as compared to placebo

**2003 & 2007 Zestra® Clinical studies; The Journal of Sex & Marital Therapy, 29(s):33-44, 2003 and January 2010*

Zestra® Clinical Efficacy-Secondary Endpoint Women's Inventory of Treatment Satisfaction (WITS)



WITS Total Score
Treatment Satisfaction
Sex Life Satisfaction
LS Mean Change, N=256
Placebo
Zestra
p=0.0086
p=0.0207
p=0.0246
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
1.1
1.2

- Women using Zestra® were 6 times more satisfied with their treatment as compared to placebo
- Women using Zestra® were twice more sexually satisfied as compared to placebo

**2003 & 2007 Zestra® Clinical studies; The Journal of Sex & Marital Therapy, 29(s):33-44, 2003 and January 2010*

Zestra® Safety Profile

Clinically proven: Well-established safety profile

276 patients

- No serious adverse events
- No drug / drug interactions
- Hormone-free
- Ingredients GRAS
  (generally recognized as safe)

Birth control pill
Anti-depressants
Hormone therapies
Diabetes
Cancer therapies

MALE DESENSITIZER

EJECTDELAY™

BENZOCAINE 7.5% GEL

Maximum Strength
Ejaculatory Control Gel

TAKE CONTROL OF YOUR SEXUAL LIFE WITHOUT LOSING THE SEXUAL DESIRE

For the Treatment of Premature Ejaculation (PE)


EJECTDELAY
Maximum Strength
Ejaculatory Control Gel
EJECTDELAY


EJECTDELAY

EjectDelay® For Premature Ejaculation


MALE DESENSITIZER
EJECTDELAY
BENZOCAINE 7.5% GEL
Maximum Strength
Ejaculatory Control Gel

- **EjectDelay®** is an OTC gel (Benzocaine 7.5%) indicated for the **treatment of premature ejaculation**.
- Benzocaine 7.5% in **EjectDelay®** is supported by a clinical study which **improved the intra-vaginal ejaculation latency time by 6.4 minutes** when compared to placebo treatment.
- Products with **Benzocaine 7.5%** for the treatment of premature ejaculation have **superior clinical efficacy** than other over the counter products, including Lidocaine, for the treatment of (Premature Ejaculation) PE.
- **PE** is the **most common form of male sexual dysfunction**, affecting 30% of men. [1]

[1] J Urol, suppl.,2008;179:340, abstract 988

EjectDelay®: Clinical Efficacy-I-ELT


Intra-Vaginal Ejaculatory Latency Time (minute)
0
1
2
3
4
5
6
7
BL
Placebo
BL
Placebo
BL
Placebo
Benzocaine 7.5%
Benzo 3%
Dapoxetine (SSRI)
Tempe (Lidocaine Prilocaine)
EjectDelay
Benzocaine 3%

1. McMahon CG. Dapoxetine: a new option in the medical management of premature ejaculation. Ther Adv Urol. 2012 October; 4(5): 233-251
2. Culley C. PSD 502: A second Phase III, randomized, double-blind, placebo-controlled study in premature ejaculation (PE) patients in the US and Europe, AUA 2010, Abstract# 1493

EjectDelay®-Commercial

- Launch of retail distribution in the US ongoing in 2016
- Licensed in over 30 countries (Tabuk Pharma, Orimed, Oz Biogenics, Ovation Pharma, BioTask, Elis Pharma)
- Product License approved by Health Canadaand launched by our partner Orimed in Canada in Q1 2016 under the Uxor brand.
- EjectDelay® is experiencing fast growth through online sales
- EjectDelay® is currently available through the following online channels:

drugstore.com the uncommon drugstore
EJECTDELAY.COM
QUEST PRODUCTS
Medicals.com Your Health Online
amazon.com
Silver Star BRANDS
FREEDOM HILL, LLC
Pharmapacks.com
SWANSON Health Products swansonvitamins.com


Androferti
Androferti

- Androferti® is the only product for male infertility tested in five clinical trials resulting in significant results on sperm quality and function.

- All other products rely on trials done on the L-Carnitine as an ingredient (Proxeed Plus and FertilAid)

Androferti® - Product Profile

- Androferti® is a patented dietary supplement clinically shown in 5 clinical trials to increase sperm count and motility in addition to supporting normal sperm development fertility and reproduction.
- Completed 5 clinical studies with statistically significant increase in sperm count and motility
- Excellent safety profile
- Patent exclusivity
- Available as a dietary supplement in the US and as a food supplement in Europe
- Expected Launch in the US Q1-2016 online and to IVF clinics.

Contact

Bassam Damaj, Ph.D.
President & CEO

+1 858 964-5123
bdamaj@innovuspharma.com

innovus pharma